UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 28, 2008

COACHMEN INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

INDIANA	1-7160	35-1101097
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
Of incorporation or organization)		Identification No.)

423 North Main Street, Middlebury, Indiana		46540
(Address of Principal Executive Offices)		(Zip Code)

(574) 825-5821
(Registrant’s telephone number,
including area code)

N/A
(Former Name or Former Address,
if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 28, 2008, Coachmen Industries, Inc. held its third quarter analyst conference call, and a copy of the prepared remarks of the executive officers of the Registrant is attached as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

ITEM 7.01.  REGULATION FD DISCLOSURE

     See "Item 2.02. Results of Operations and Financial Condition" which is incorporated by reference in this Item 7.01.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)  The following exhibit is furnished as a part of this Report:

99.1  Third Quarter 2008 Conference Call Prepared Remarks dated October 28, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COACHMEN INDUSTRIES, INC.

Date:	October 28, 2008	By:	/s/ Thomas P. Gehl
Thomas P. Gehl, Secretary
Printed Name and Title